SIGNIFICANT EVENTS AND TRANSACTIONS IN THE PERIOD:	6 Months Ended
Jun. 30, 2022
SIGNIFICANT EVENTS AND TRANSACTIONS IN THE PERIOD:
SIGNIFICANT EVENTS AND TRANSACTIONS IN THE PERIOD:

NOTE 3 — SIGNIFICANT EVENTS AND TRANSACTIONS IN THE PERIOD:

a.	Long Term Loan from a Financial Institution — Francisco Partners L.P

On February 1, 2022, the Company signed a $55 million loan agreement with affiliates of a financial institution named Francisco Partners L.P., with a repayment period of between 2.5 to 4 years depending on the Company completing a qualified public offering within 12 months of closing. The loan bears a yearly interest of 9.5% on the outstanding balance. In the event the Company will not complete a qualified public offering during the first year, then the interest rate shall increase by 100 basis points per year beginning in year 2 up to a maximum rate of 11.5% total.

The loan agreement also imposes a financial maintenance covenant, requiring that, for so long as the Company has a leverage ratio of total debt to Consolidated Adjusted EBITDA (as defined in the loan agreement) greater than or equal to 6.00 to 1.00, the Company must maintain a minimum cash balance of $10 million plus an amount sufficient to cover it and its subsidiaries’ accounts payable that are past. 60 days due, which cash is held in deposit accounts subject to a security interest in favor of the Agent for the benefit of the lenders.

While the Company is private, there is an ability to Pay In Kind (“PIK”) 100% of interest in year 1, 75% of interest in year 2, and 50% of interest thereafter. If the Company completes a qualified public offering, then 100% of interest will be paid in cash thereafter. The loan is guaranteed on a senior secured basis by the Company and its subsidiaries, subject to customary exceptions.

As consideration for the loan, the Company also issued to the lenders under the credit agreement 808,907 of its ordinary shares.

The loan also has the following financial covenants: If the Debt / EBITDA ratio (as defined in the credit agreement) is less than 6x, then no minimum cash covenant will apply; otherwise, a minimum cash covenant of $10 million will apply. In addition, the Company must meet affirmative and negative covenants customary for a financing of this type, including but not limited to, limitations on indebtedness, restricted payments, dividends, transactions with affiliates, investments, liens, acquisitions, and asset sales.

Following the receipt of the proceeds from the loan, the Company repaid all of its exising borrowings in an amount of $19.1 million, including a $5.3 million loan from a shareholder and $13.8 million of loans from financial institutions.

The Company attributed $50,073 (net of transaction costs) to the loan, based on its fair value. The remaining proceeds of $1,978 (net of transaction costs) were attributed to the ordinary shares issued. The fair value of the loan was estimated using a stochastic model incorporating the fair value of the Company and its ability to merge with a SPAC or enter into additional financing transactions given the timely value of the Company under different scenarios (a level 3 fair value measurement).

The inputs used in determining the fair value are: a risk-free interest rate of 1.16%, expected volatility of approximately 50%.

b.	Business Combination agreement — SPAC Transaction

On March 8, 2022, the Company and one of its subsidiaries (SatixFy MS) which was incorporated in 2022 for that purpose, entered a Business Combination Agreement with Endurance Acquisition Corp (“EDNCU”). Under that agreement, SatixFy MS will merge with into EDNCU, with EDNCU continuing as the surviving company and becoming the Company’s direct, wholly-owned subsidiary. The Business Combination is currently expected to close in the fourth quarter of 2022, after receipt of the required approval by the Company’s shareholders and EDNCU’s shareholders and the fulfillment of certain other conditions.

NOTE 3 — SIGNIFICANT EVENTS AND TRANSACTIONS IN THE PERIOD:  (continued)

As a result of the Business Combination, the Company expect to record an estimated gross increase in cash of between approximately $ 35 million, assuming the Maximum Redemption scenario, and $ 227 million, assuming the No Redemption scenario, and in each case including $29.1 million in proceeds from the PIPE Financing, expected to close concurrently with the Business Combination, with up to approximately $20 million in total expenses related to the Transactions.

The Business Combination will be accounted for as a capital reorganization, with no goodwill or other intangible assets recorded, in accordance with IFRS 3, Business Combination. The Company has been determined to be the accounting acquirer. In connection with the Business Combination, the SatixFy Ordinary Shares will be registered under the Exchange Act and listed on the NYSE American.

Concurrently with the execution of the Business Combination Agreement, The Company entered into the Equity Line of Credit with Cantor Fitzgerald Principal Investments (“CF”), pursuant to which the Company may issue and sell to CF, from time to time and subject to the conditions in the related purchase agreement, up to $75 million in the Company’s Ordinary Shares.

c.	Legal Proceeding

The Company, SatixFy Limited, and certain shareholders and directors of the Company (the “Defendants”) were served with two lawsuits filed in the district court in Tel Aviv on March 22, 2022, by certain plaintiffs purporting to be shareholders of the Company (the “Plaintiffs”). Based on their prior stakes in Satixfy Limited, a company incorporated in Hong Kong, whose business was assigned to the Company in exchange for the issuance of equivalent holdings in the Company, except for certain shares placed in trust for the benefit of certain service providers, the Plaintiffs claim they are entitled to an aggregate of 2,000,000 ordinary shares of the Company and that the said trust mechanism does not pertain to them. The Plaintiffs ask for: (i) the amendment of the Company’s shareholders register accordingly, (ii) an order enjoining the Defendants from executing any transaction or taking any other action that could adversely and disproportionally affect the Plaintiffs’ rights as shareholders, and (iii) the Defendants to notify the relevant regulatory authorities of the Plaintiffs’ claim.

The Company issued and placed in trust sufficient shares to provide for the Plaintiffs’ alleged stakes in the Company should they prevail on the merits.

In May 2022, the court rejected the Plaintiff’s request for injunctive relief and ordered the appointment of a former judge, as the new trustee to exercise fiduciary authority over such shares. The Plaintiffs’ claim on the merits remains pending. The Company believes that these proceedings will not have a material impact on the Company.

On January 6, 2022, prior to the two lawsuits mentioned above, one of the shareholders, whose shares were held in the aforementioned trust, has agreed to waive 75,000 ordinary shares out of 100,000 ordinary shares, in order to release his shares from trust.

d.	On April 8, 2022 Mr. Yoel Gat, the Company’s former CEO, Chairman and founder passed away due to fatal illness. On June 26, 2022, Mr. David Ripstein became the CEO of the Company.